EXHIBIT 99.2

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

INTERIM UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2022 AND 2021

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

2

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

To the Board of Directors of

E-Core Technology, Inc..(d/b/a New England Technology, Inc.)

We have reviewed the accompanying consolidated financial statements of E-Core Technology, Inc. (d/b/a New England Technology, Inc.) (the “Company”), which comprise the balance sheets as of September 30, 2022 and December 31, 2021, and the related statements of operations, changes in stockholders’ equity and cash flows for the nine month periods ended September 30, 2022 and 2021, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our review.

Accountants’ Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marlton, New Jersey

February 17, 2023

3

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

UNAUDITED CONSOLIDATAED BALANCE SHEETS

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
UNAUDITED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2022	2021

ASSETS
Current assets
Cash	$16,974	$3,504,667
Accounts receivable	3,926,663	4,318,660
Inventories	9,833,980	1,434,821
Prepaid expenses and other assets	1,946,286	845,317
Total current assets	15,723,903	10,103,465

Total assets	$15,723,903	$10,103,465

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$763,797	$1,357,391
Accrued liabilities	422,487	725,043
Line of credit	6,754,127	-
Deferred revenue	58,196	276,980
Total current liabilities	7,998,607	2,359,414

Shareholders' Equity
200,000 common shares authorized, no stated par value, and 4,000 and 4,000 issued and outstanding, respectively	-	-
Retained earnings	7,725,296	7,744,051
Total shareholders' equity	7,725,296	7,744,051

Total liabilities and shareholders' equity	$15,723,903	$10,103,465

See accompanying notes to unaudited consolidated financial statements.

4

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Month's Ended September 30,
	2022	2021

Revenue	$39,617,674	$43,262,763

Cost of revenue	36,687,399	38,011,252

Gross profit	2,930,275	5,251,511

Operating expenses

General and administrative expenses	1,977,717	2,053,072
	1,977,717	2,053,072

Income from operations	952,558	3,198,439

Other expense, net
Interest expense, net	78,763	3,717
Other expense, net	78,763	3,717

Net income	$873,795	$3,194,722

See accompanying notes to unaudited consolidated financial statements.

5

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net income	$873,795	$3,194,722
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Change in accrued sales allowance	(16,625)	(48,818)
Inventory write-offs	2,313,174	-
Changes in assets and liabilities
Accounts receivable	391,997	25,353
Inventories	(10,712,333)	(232,006)
Prepaid expenses and other assets	(1,100,969)	474,182
Deferred revenue	(218,784)	(33,670)
Accounts payable and accrued liabilities	(879,525)	1,748,557
Net cash (used in) provided by operating activities	(9,349,270)	5,128,320

Cash flows from financing activities
Line of credit, net	6,754,127	(1,059,062)
Distribution to members	(892,550)	(2,969,999)
Net cash provided by (used in) financing activities	5,861,577	(4,029,061)

Net (decrease) increase in cash	(3,487,693)	1,099,259
Cash, beginning of period	3,504,667	25
Cash, end of period	$16,974	$1,099,284

Supplemental cash flow disclosures:
Interest paid	$78,763	$3,717
Income tax paid	$-	$-

See accompanying notes to unaudited consolidated financial statements.

6

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

			Total
	Common	Retained	Shareholders'
	Shares	Earnings	Equity

Balance, December 31, 2020	4,000	$9,298,728	$9,298,728

Distributions	-	(2,969,999)	(2,969,999)

Net income	-	3,194,722	3,194,722

Balance, September 30, 2020	4,000	9,523,451	9,523,451

Balance, December 31, 2021	4,000	$7,744,051	$7,744,051

Distributions	-	(892,550)	(892,550)

Net income for nine months ended September 30, 2022	-	873,795	873,795

Balance, September 30, 2022	4,000	$7,725,296	$7,725,296

See accompanying notes to unaudited consolidated financial statements.

7

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

Description of the Business

E-Core Technology, Inc. (d/b/a New England Technology, Inc.) (the “Company”) was incorporated in the state of Massachusetts in 2000 and domesticated to Florida in 2014, where it is currently incorporated. The Company is a distributor for name brand consumer electronics and offers several innovative distribution models based on retailer requirements and programs. The Company specialize in e-commerce, Business to Business, and Business to Consumer marketplaces with a focus on price driven success for their customers. The Company has offices in Massachusetts, New York, New Jersey, and Florida and uses third party logistic providers to receive store and distribute its products.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The consolidated financial statements include the accounts of all subsidiaries in which the Company holds a controlling financial interest as of September 30, 2022 and December 31, 2021.

In the opinion of management, the unaudited interim consolidated financial statements reflect all adjustments of a normal recurring nature that are necessary for a fair presentation of the results for the interim periods presented. All significant intercompany transactions and balances are eliminated in consolidation. However, the results of operations included in such financial statements may not necessarily be indicative of annual results.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results may differ from these estimates. Significant estimates include the valuation of inventory and the allowance for doubtful accounts.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers amounts held by financial institutions and short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents. As of September 30, 2022 and December 31, 2021, the Company had no cash equivalents.

Accounts Receivable

The Company gives credit terms of 10 to 60 days after product shipment. Accounts receivable consist of trade accounts arising in the normal course of business. Accounts for which no payments have been received after the customer’s credit terms are considered delinquent and customary collection efforts are initiated. Accounts receivable are carried at original invoice amount less a reserve made for doubtful receivables based on a review of all outstanding amounts on a quarterly basis.

Management has determined the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition and credit history, and current economic conditions. As of September 30, 2022, and December 31, 20210, the Company determined that no allowance for doubtful accounts was necessary. There were no bad debt expenses for the nine months ended September 30, 2022 and 2021.

8

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Inventory

Inventory is stated at lower of cost or market, with cost being determined using the first-in, first-out (“FIFO”). Cost includes costs directly related to the product including the product cost and the inbound shipping costs to the distribution facilities. All inventories are finished products.

Revenue Recognition

The Company follows the guidance of the Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers.”

The Company’s revenue contracts represent a single performance obligation related to the fulfillment of customer orders for the purchase of name brand consumer electronics. Net sales reflect the transaction prices for these contracts based on the Company’s selling list price, which is then reduced by estimated costs for trade promotional programs, consumer incentives, and allowances and discounts used to incentivize sales growth and build brand awareness.

Revenue is recognized based on the following five step model:

-	Identification of the contract with a customer
-	Identification of the performance obligations in the contract
-	Determination of the transaction price
-	Allocation of the transaction price to the performance obligations in the contract
-	Recognition of revenue when, or as, the Company satisfies a performance obligation

The Company recognizes revenue at the point the product is shipped to the customer or when the customer picks up the ordered product from a Company warehouse.

The Company policy is to not accept returns of product after the sale occurs, however there are limited returns negotiated to maintain customer relationships.  As of September 30, 2022 and December 31, 2021, the Company maintained an allowance of $171,488 and $188,073 for product returns, respectively.

Shipping and handling fees billed to customers are included in revenue. Shipping and handling fees associated with freight are generally included in cost of revenue.

Deferred Revenue

The Company records deposits as deferred revenue when a customer pays in advance of shipping the product. Once the product is shipped, the deposit is recorded as revenue and the related commissions are paid. All products were shipped related to deposits in deferred revenue, in less than one year.

9

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Advertising

The Company supports its products with advertising to build brand awareness of the Company’s various products in addition to other marketing programs executed by the Company’s marketing team. The Company believes the continual investment in advertising is critical to the development and sale of its products. Advertising costs of $7,318 and $9,753 were expensed as incurred during the nine months ended September 30, 2022, and 2021, respectively.

Income Taxes

The Company has elected S Corporation status for federal income tax and state tax purposes. Under these elections, the Company is not a taxpaying entity for federal and state income tax purposes and, accordingly, no provision has been made for such income taxes, except for a minimum state corporate business tax. The stockholders’ allocable share of the Company’s income or loss is reportable on his or her income tax returns.

Accounting Pronouncements

No recent accounting pronouncements were issued by Financial Accounting Standards Board (“FASB”) that are believed by management to have a material impact on the Company’s present or future financial statements.

3. INVENTORY

Inventory consisted of the following:

	September 30, 2022	December 31, 2021
Finished goods	$9,883,980	$1,484,821
Inventory reserve	(50,000)	(50,000)
	$9,833,980	$1,434,821

The Company writes off the value of inventory deemed excessive, obsolete or to the lower of cost or market. During the nine months ended September 30, 2022, the Company wrote off $2,313,174 to mark the inventory to market value.  There was no material write offs of inventory during the nine months ended September 30, 2021

10

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

4. LINE OF CREDIT

The Company maintains a $10,000,000 line of credit with an interest rate of the alternate base rate, as provided in the loan agreement, with a minimum interest rate of 1%. The loan is interest only and is paid on a monthly basis with the advance rate based on 80% of accounts receivable and 50% of inventory with a limit of $3,000,000 advanced for inventory. On September 30, 2022 and December 31, 2021 there was $6,754,127 and $0 outstanding on the line of credit, respectively and no availability and $3,293,763 available on the line of credit, respectively. The line of credit was fully repaid, and the agreement terminated on October 31, 2022.

5. RELATED PARTY TRANSACTIONS

On July 1, 2018, the Company signed a five-year lease for office space in a building owned by some of the Company’s owners. The lease is for approximately 2,000 square feet, which represents less than 10% of the leasable square footage of the building and less than 10% of the total revenue the owners receive from the building. The lease expense for the nine month periods ended September 30, 2022 and 2021 were $37,745 and $36,646, respectively.

The above related party transactions are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.

6. SIGNIFICANT CUSTOMERS

The Company had significant customers during the nine-month periods ended September 30, 2022 and 2021. A significant customer is defined as one that makes up ten percent or more of total revenues in a particular year or ten percent of outstanding accounts receivable balance as of the year end.

Net revenues for the nine-month periods ended September 30, 2022, and 2021 include revenues from significant customers as follows:

	Nine month’s ended September 30,
	2022	2021
Customer A	19%	22%
Customer B	13%	0%

Accounts receivable balances as of September 30, 2022, from significant customers are as follows:

Customer A	22%	0%

The Company had no significant vendors during the nine-months ended September 30, 2022 and one for the nine-months ended September 30, 2021.  A significant vendor is defined as one that makes up ten percent or more of total purchases in a particular year.

11

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Net purchases for the nine-months ended September 30, 2021, include purchases from significant vendors as follows:

Vendor A	13%	0%

7. SUBSEQUENT EVENT

On October 31, 2022, the owners of the Company completed a Securities Purchase Agreement, effective October 21, 2022, to sell 100% of the Company to Upexi, Inc., for $24,100,000, subject to adjustments. The consideration consisted of $3,100,000 in cash, 1,247,402 shares of the Upexi, Inc’s restricted common stock with a value equal to $6,000,000, two promissory notes in the original principal amount of $5,750,000 each, payable upon maturity and a convertible promissory note in the original principal amount of $3,500,000, convertible in full on the two-year anniversary of the issuance of the note at a conversion price of $4.81 per share. The principal amount of the convertible promissory note is subject to a two-way adjustment based on the Company’s Adjusted EBITDA for the three-year period commencing on the closing date.

On October 31, 2022, the Company obtained a new line of credit with a new $10,000,000 line of credit at an interest rate of prime minus one half percent. The line of credit will advance up to 80% of eligible accounts receivable and 50% of eligible inventory. The maximum advance on the line related to inventory is $5,000,000. The loan only requires interest to be paid on a monthly basis and any balance in excess of the monthly borrowing base calculation. Standard financial covenants and default provisions are included in the loan. The available funds of $7,201,079 at the closing were used to terminate and repay the previous line of credit.

12